Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
      Commitments. The Company has a variety of financial commitments, including purchase agreements, forward foreign exchange and forward sales contracts, indebtedness (and related Call Options and Warrants) and letters of credit (see Note 3 and Note 4).
Minimum rental commitments under operating leases at December 31, 2011, are as follows: years ending December 31, 2012 - $7.5; 2013 - $6.4, 2014 - $3.6, 2015 - $3.0, 2016 - $2.3, and thereafter - $33.0. Rental expenses were $10.0, $9.9 and $7.3 for 2011, 2010, and 2009, respectively. There are renewal options in various operating leases subject to certain terms and conditions.
Environmental Contingencies. The Company is subject to a number of environmental laws, to fines or penalties assessed for alleged breaches of the environmental laws, and to claims based upon such laws.
The Company has established procedures for regularly evaluating environmental loss contingencies, including those arising from environmental reviews and investigations and any other environmental remediation or compliance matters. The Company’s environmental accruals represent the Company’s undiscounted estimate of costs reasonably expected to be incurred based on presently enacted laws and regulations, existing requirements, currently available facts, existing technology, and the Company’s assessment of the likely remediation actions to be taken.
The following table presents the changes in such accruals, which are primarily included in Long-term liabilities.

	Year Ended December 31,
	2011	2010	2009
Beginning balance	$20.2	$9.7	$9.6
Additional accruals	3.9	13.9	2.4
Less expenditures	(2.1)	(3.4)	(2.3)
Ending balance	$22.0	$20.2	$9.7

During the third quarter of 2010, the Company increased its environmental accruals in connection with the Company's submission of a draft feasibility study to the Washington State Department of Ecology (“Washington State Ecology”) on September 8, 2010 (the “Feasibility Study”). The draft Feasibility Study included recommendations for a range of alternative remediations to primarily address the historical use of oils containing polychlorinated biphenyls, or PCBs, at the Company's Trentwood facility in Spokane, Washington which may be implemented over the next 30 years. During 2011, the Company continued to work with Washington State Ecology to revise the draft Feasibility Study and to determine viable remedial approaches. As of December 31, 2011, no agreement with Washington State Ecology had been reached on the final remediation approach. The draft Feasibility Study is still subject to further reviews, public comment and regulatory approvals before the final decree is issued. The Company expects the consent decree to be issued in late 2012.
At December 31, 2011, environmental accrual of $22.0 represented the Company's best estimate of the incremental cost based on proposed alternatives in the draft Feasibility Study related to the Company’s Trentwood facility in Spokane, Washington and on investigational studies and other remediation activities occurring at certain other locations owned by the Company. The Company expects that these remediation actions will be taken over the next 30 years and estimates that the incremental direct costs attributable to the remediation activities to be charged to these environmental accruals will be approximately $1.2 in 2012, $3.6 in 2013, $1.8 in 2014, $0.8 in 2015, $0.6 in 2016, $14.0 in 2017 and years thereafter through the balance of the 30-year period.
As additional facts are developed, feasibility studies are completed, draft remediation plans are modified, necessary regulatory approval for the implementation of remediation are obtained, alternative technologies are developed, and/or other factors change, there may be revisions to management’s estimates, and actual costs may exceed the current environmental accruals. The Company believes at this time that it is reasonably possible that undiscounted costs associated with these environmental matters may exceed current accruals by amounts that could be, in the aggregate, up to an estimated $21.7 over the next 30 years. It is reasonably possible that the Company’s recorded estimate may change in the next 12 months.
Other Contingencies. The Company is party to various lawsuits, claims, investigations, and administrative proceedings that arise in connection with past and current operations. The Company evaluates such matters on a case-by-case basis, and its policy is to vigorously contest any such claims it believes are without merit. The Company accrues for a legal liability when it is both probable that a liability has been incurred and the amount of the loss is reasonably estimatable. Quarterly, in addition to when changes in facts and circumstances require it, the Company reviews and adjusts these accruals to reflect the impacts of negotiations, settlements, rulings, advice of legal counsel and other information, and events pertaining to a particular case. While uncertainties are inherent in the final outcome of such matters and it is presently impossible to determine the actual cost that may ultimately be incurred, management believes that it has sufficiently reserved for such matters and that the ultimate resolution of pending matters will not have a material adverse impact on its consolidated financial position, operating results, or liquidity.